                            SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[    ]   Preliminary Proxy Statement
[    ]   Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[    ]   Definitive Proxy Statement
[    ]   Definitive Additional Materials
[ x  ]   Soliciting Material Pursuant to Section 240.14a-11(c)
         or Section 240.14a-12*

 * Although the Registrant does not consider the enclosed materials to be a solicitation within the meaning of Rule 14a-1(l), the Registrant is making this filing in light of the recent public communications of Applied Magnetics Corporation and the content of the enclosed materials.



                               READ-RITE CORPORATION
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                   (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
      (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[ x ] No fee required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(a)(4) and 8-11.

      1)     Title of each class of securities to which transaction applies:

             ___________________________________________________________________


      2)     Aggregate number of securities to which transaction applies:

             ___________________________________________________________________


      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-1 (Set forth the amount on which the amount on which the filing fee is calculated and state how it was determined):

             ___________________________________________________________________


      4)     Proposed maximum aggregate value of transaction:

             ___________________________________________________________________

      5)     Total fee paid:

             ___________________________________________________________________

[   ] Fee paid previously with preliminary materials.
[   ] Check below if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)     Amount Previously Paid:

             ___________________________________________________________________


      2)     Form, Schedule or Registration Statement No.:

             ___________________________________________________________________


      3)     Filing Party:

             ___________________________________________________________________


      4)     Date Filed:

             ___________________________________________________________________

                                   READ-RITE

                                                                [READ-RITE LOGO]

                              READ-RITE AT A GLANCE

- THE WORLD'S LEADING INDEPENDENT MANUFACTURER OF RECORDING HEADS FOR COMPUTER DISK DRIVES
-   BROAD BREADTH OF TECHNOLOGIES
         -  ADVANCED INDUCTIVE
         -  PLANAR
         -  MAGNETORESISTIVE
-   HIGH VOLUME, LOW-COST PRODUCER IN A CAPITAL INTENSIVE BUSINESS
-   37.3% COMPOUND ANNUAL GROWTH RATE SINCE IPO IN 1991


                                                                [READ-RITE LOGO]

                                A GLOBAL COMPANY

                 [MAP SHOWING WORLDWIDE EMPLOYEES OF READ-RITE]


US                 2,012
 California
 Colorado
JAPAN                285
THAILAND          10,600
PHILIPPINES        3,259
SINGAPORE             21
MALAYSIA           4,156


                            EMPLOYING 20,000+ PEOPLE

HEAD COUNT AS OF 12-29-96

                                                                [READ-RITE LOGO]

                                    [GRAPHIC]


Pictoral explanation of the process of how Read-Rite transforms wafers into a final product.



                                                          [READ-RITE LOGO]

                           DIGITIZATION OF INFORMATION
               CREATES EXPANDING WORLDWIDE DATA STORAGE MARKET

-    DESKTOP PC'S
-    PORTABLE PC'S
-    WORKSTATIONS
-    INTERNET AND INTRANET
-    NETWORK SERVERS
-    MAINFRAME RAID
-    VIDEO SERVERS

                                                               [READ-RITE LOGO]

                         GLOBAL HARD DISK DRIVE DEMAND

                                  [LINE GRAPH]

                              PC Disk Drives          Other Drives
              Year              (Millions)*            (Millions)*
              ----            --------------          ------------
              1993                  40                     50
              1994                  50                     70
              1995                  60                     85
              1996                  70                    110
              1997                  80                    130
              1998                 100                    160
              1999                 110                    180
              2000                 120                    200

SOURCE: IDC                                                     [READ-RITE LOGO]

* (all numbers are approximate)

                           WORLDWIDE DISK DRIVE MARKET

-   $33 BILLION MARKET IN 1997
-   GROWING AT 22-25% PER YEAR
-   NON-CAPTIVE DISK DRIVE MANUFACTURERS CONTINUE
    TO GAIN MARKET SHARE IN PC SEGMENT
-   NEW ENTRIES IN HIGH-END AND MOBILE STORAGE SEGMENTS


                                                               [READ-RITE LOGO]

                         NON-CAPTIVE DISK DRIVE MARKET
                                   CAGR = 29%

  [PIE CHARTS, 1996-HIGH END 6%, LOW END 94%; 1998-HIGH END 10%, LOW END 90%.]

                                             DRIVES
                             YEAR          (MILLIONS)*
                             ----          -----------

                             1996             64.8
                             1998            108.9


                                                                [READ-RITE LOGO]


* (numbers are approximate)

                             NON-CAPTIVE HEAD MARKET
                                   CAGR = 33%

  [PIE CHARTS, 1996-HIGH END 15%, LOW END 85%; 1998-HIGH END 23%, LOW END 77%]

                                              HEADS
                              YEAR          (MILLIONS)*
                              ----          -----------

                              1996            344.1
                              1998            610.0


                                                                [READ-RITE LOGO]


* (numbers are approximate)

                              WORLDWIDE HEAD MARKET

-   $5 BILLION MARKET IN 1997
-   GROWING AT 25-30% PER YEAR
-   NUMBER OF HEADS PER DISK DRIVE INCREASING:
         -  5.3 HEADS IN 1996
         -  5.4 HEADS IN 1997
         -  5.6 HEADS IN 1998
-   MERCHANT MARKET GROWING FASTER THAN WORLDWIDE HEAD MARKET
         -    97 VS. 96       +35%
                                                                [READ-RITE LOGO]

                             HEAD INDUSTRY DYNAMICS

-   CAPITAL INTENSITY INCREASING
-   AREAL DENSITY GROWTH RATE ACCELERATING
-   SHORTER PRODUCT LIFE CYCLE
-   FASTER RAMPS/EOL, HIGHER VOLUMES
-   EACH CUSTOMER CHOOSING DIFFERENT PATH
-   CONVERGING TO MR BY 1998/99
-   IBM ENTERING MERCHANT MARKET

                                                                [READ-RITE LOGO]

                      1996 WORLDWIDE MERCHANT MARKET SHARE

       [PIE CHART SHOWING READ-RITE AND COMPETITORS OF READ-RITE MERCHANT
                             MARKET SHARE FOR 1996]


                 Entity                           % Market Share*
                 ------                           ---------------
                Read-Rite ......................        31%
                SAE/TDK ........................        23
                Yamaha .........................        16
                AMC ............................        10
                Seagate ........................         7
                Kaifa ..........................         7
                All Others .....................         6


SOURCE: TREND FOCUS

                                                                [READ-RITE LOGO]

* (all numbers are approximate)

                                    OVERVIEW

-   STRONG DEMAND FOR DISK DRIVES
-   MERCHANT MARKET FOR HEADS GROWING FASTER THAN WORLDWIDE MARKET
-   REGAINING MARKET SHARE AND EXPANDING  CUSTOMER BASE
-   WELL POSITIONED IN MR
-   ACCELERATING PLANS TO INCREASE CAPACITY
-   NEW BUSINESSES UNDER DEVELOPMENT



                                                                [READ-RITE LOGO]

                              FIRST QUARTER FY 1997
                                   HIGHLIGHTS

-   AHEAD OF PLAN
-   RETURNED TO PROFITABILITY
-   STRONG DEMAND FOR RECORDING HEADS
-   SHIPPED 11 MILLION ADVANCED INDUCTIVE HEADS WITH UNDERSHOOT REDUCTION
    FEATURE
-   SHIPPED 4.1 MAGNETORESISTIVE (MR) HEADS
-   SHIPPED 22.8 MILLION HGAs, UP 17% OVER Q4 FY96
-   EXPANDED CUSTOMER BASE


                                                                [READ-RITE LOGO]

                                      SALES

           [BAR GRAPH SHOWING SALES FOR Q1-Q4 OF 1996 AND Q1 OF 1997]

                                                          Sales
                Year/Quarter                            (Millions)*
                ------------                            -----------
                1996 Q1 ........................         $ 299.2
                1996 Q2 ........................           258.2
                1996 Q3 ........................           238.3
                1996 Q4 ........................           195.4

                1997 Q1 ........................         $ 251.6



                                                                [READ-RITE LOGO]

* (all numbers are approximate)

                           ADVANCED INDUCTIVE VOLUMES

                                  [LINE GRAPH]

Trend chart illustrating the following (all numbers are approximate):

Existing inductive products represented 100% of Read-Rite's inductive volumes in Q1 of fiscal 1996, approximately 50% in Q1 of fiscal 1997, and are projected to decrease to zero by the end of Q2 of fiscal 1998.

Advanced inductive products with an areal density of 1.0-1.2 gigabits per disk were introduced in Q2 of fiscal 1996, represented approximately 50% of Read-Rite's inductive volumes in Q1 of fiscal 1997, and are projected to be approximately 10% of Read-Rite's inductive volumes in Q2 of fiscal 1998.

Advanced inductive products with an areal density of 1.3 gigabits per disk were introduced in Q2 of fiscal 1997, and are projected to be approximately 50% of Read-Rite's inductive volumes by Q4 of fiscal 1997, and approximately 90% in Q2 of fiscal 1998.

                                                                [READ-RITE LOGO]

                                     PLANAR

-   INDUSTRY MOVING FASTER TO MR TECHNOLOGY
-   READ-RITE VERY WELL POSITIONED IN MR
- PLANAR IS A CORE READ-RITE TECHNOLOGY -- FOUNDATION OF NEW RECORDING DEVICES DEVELOPMENT


                                                                [READ-RITE LOGO]

                              WELL POSITIONED IN MR

-   OBJECTIVE: TO BE THE LEADING MERCHANT MR SUPPLIER
-   BENCHMARKS ARE TDK, YAMAHA AND IBM
-   PERFORMANCE THROUGH PLATFORM APPROACH
-   2 MR CUSTOMERS GOING TO 5 BY Q4 FY97
-   EXPECT TO SHIP APPROXIMATELY 7 MILLION MR HEADS IN Q2 FY97
-   PREPARING FOR THE FUTURE: SPIN VALVE AND GMR

                                                                [READ-RITE LOGO]

                              MR PLATFORM STRATEGY


                                     [GRAPH]


Data rate and areal density chart illustrating the following product platforms and performance ranges (all numbers are approximate):

V9X Platform: 60-140 Mb/s data rate, 600Mb-1.5 Gb/sq.in. areal density. VXX, JXX Platform: 80-280 Mb/s data rate, 1.4 Gb-3.0 Gb/sq.in. areal density.
J5X Platform: 225-400 Mb/s data rate, 2.3-5.0 Gb/sq.in. areal density. F1X Platform: 380-700 Mb/s data rate, 4-10 Gb/sq.in. areal density.

                             AREAL DENSITY (GB/SQ")




                                                                [READ-RITE LOGO]

                              MR PLATFORM STRATEGY

                                    [GRAPHIC]


Platform product family chart showing the following:

1.4GB/disk nano form factor platform includes products serving the following product areal densities: 1.2GB/disk, 1.6GB/disk and 2.1GB/disk

2.1GB/disk pico form factor platform includes products serving the following product areal densities: 1.6GB/disk, 2.4GB/disk and 2.6GB/disk

2.8GB/disk advanced magnetoresistive platform includes products serving the following product areal densities: 3.1GB/disk, 3.5GB/disk and 3.9GB/disk

4.2GB/disk spin valve platform products have not yet been defined


                                                                [READ-RITE LOGO]

                            READ-RITE'S MR TECHNOLOGY
            1 PLATFORM (1.4 GB/DISK) = 16 PRODUCTS FOR 5 CUSTOMERS

                                   [GRAPHIC]


KEY:

      SHIPPING
      DESIGN PROGRAMS

      CUSTOMERS


                                                                [READ-RITE LOGO]

            READ-RITE'S 1.4 GB/DISK MR PLATFORM IS WIDELY APPLIED

                                    [GRAPHIC]



Picture chart illustrating that disk drives incorporating Read-Rite MR heads at the 1.4 Gb/disk areal density capacity point are used in desktop, server, portable, RAID and workstation applications.




           MULTIPLE FORM FACTORS, MULTIPLE PERFORMANCE APPLICATIONS



                                                                [READ-RITE LOGO]

                       1997 - THE YEAR OF TRANSITION TO MR

                                  [LINE GRAPH]


Graph of head products Read-Rite ships by the end of 1997, over 50% of head products will be MR heads.

                                                                [READ-RITE LOGO]

                                   MR PROGRAMS

-   1.3 GB/DISK VOLUME SHIPMENTS CONTINUE TO GROW
         -  ORIGINAL MR VOLUME PRODUCT
         -  "BEST OF CLASS" WRITE HEAD PERFORMANCE IN DRIVE
-   1.4 GB/DISK PLATFORM
         -  WAFER FAB RAMPING IN FREMONT & RRSMI
         -  16 PRODUCTS FROM A SINGLE DESIGN PLATFORM
            -  SPANS LOW TO HIGH DATA RATE APPLICATIONS
            -  MOBILE/PORTABLE, DESKTOP, HIGH PERFORMANCE
            -  QUALIFIED ON MULTIPLE CUSTOMER PROGRAMS
            -  QUALIFIED ON 9 GB CAPACITY DRIVE PROGRAM


                                                                [READ-RITE LOGO]

                                   MR PROGRAMS

-   2.1 GB/DISK PLATFORM
         -  MULTIPLE PICO PRODUCTS IN PROTOTYPE PRODUCT PHASE
         -  OFFSHORE TRANSFER TO HGA MANUFACTURING Q2 FY97
         -  MASS PRODUCTION Q4 FY97
-   2.8 GB/DISK PLATFORM
         -  MULTIPLE PICO PRODUCTS IN ENGINEERING SAMPLE PHASE
         -  COMPATIBLE WITH FEMTO FORM FACTOR
         -  EXTENSION UP TO 4GB/DISK


                                                                [READ-RITE LOGO]

                                FUTURE TECHNOLOGY

SPIN VALVE
-   FOUNDATION OF 4.2 GB/DISK PLATFORM
-   TECHNOLOGY DEMONSTRATION 10/96
-   DEVELOPMENT EFFORT STAFFEDMASS PRODUCTION FIRST HALF OF 1999

GIANT MR
-   FOUNDATION OF 7.0 GB/DISK PLATFORM
-   CO-OPERATIVE RESEARCH PROGRAM WITH LAWRENCE LIVERMORE LABS -
    WINNER OF R&D 100 AWARD
-   MASS PRODUCTION SECOND HALF OF 2000


                                                                [READ-RITE LOGO]

                             MANUFACTURING MR HEAD

                 [Photo]                               [Photo]

              INDUCTIVE HEAD                           MR HEAD

                                                                [READ-RITE LOGO]

                           CHANGE TO MR MANUFACTURING
                               CAPITAL INTENSIVE

-   NEW EQUIPMENT REQUIREMENTS
         -  STEPPERS
         -  TESTERS
         -  CLUSTER TOOLS
-   NEW MR FILM MATERIALS
-   FACILITIES
         -  SLIDER FAB; ASSEMBLY
         -  ESD
-   INFORMATION MANAGEMENT
         -  DATA COLLECTION
         -  MEASUREMENT SYSTEMS

                                                                [READ-RITE LOGO]

                          READ-RITE TECHNOLOGY ROADMAP

                                  [LINE GRAPH]

Line graph showing capacity (in MB per 3.5" disk) and year of production chart showing actual and projected placement of Read-Rite products as against a "mass market" line and a "leading edge" line (which reflects earlier introduction at higher capacity points).

Chart demonstrates that 4 of Read-Rite's 5 inductive Tri-pad nano product generations have been introduced before the mass market trend line (with the remaining 1 generation being introduced concurrently with such trend). Chart also illustrates that Read-Rite's first MR nano product was ahead of the mass market trend, its second generation MR introduced in late 1996 was on the leading edge trend, and the remaining 4 MR platforms shown are projected to be at or above the leading edge trend.





                                                                [READ-RITE LOGO]

                   THE PREFERRED SUPPLIER TO OUR CUSTOMERS

               FOCUSED EFFORTS THROUGH CUSTOMER BUSINESS UNITS

-   STRATEGIC ALIGNMENT IN PLACE WITH MOST CUSTOMERS
-   EXPANDED CUSTOMER BASE
         -  SAMSUNG
         -  IOMEGA
-   SHIPPING HIGH-END AND MOBILE MARKET PRODUCTS
-   ACCELERATING CAPACITY AND TECHNOLOGY  DEPLOYMENT
-   STRONG DEMAND -- CANNOT SATISFY CUSTOMER DEMAND


                                                                [READ-RITE LOGO]

                             TAPE HEAD BUSINESS UNIT

-   DEVELOPMENT AGREEMENT
         -  MAJOR CONSUMER ELECTRONICS CUSTOMER
         -  HIGH PERFORMANCE VIDEO TAPE HEADS
         -  APPLICATIONS IN VCR'S AND CAMCORDERS
-   UTILIZE PLANAR TECHNOLOGY
         -  HIGHER PERFORMANCE
         -  LOWER COST
-   PRELIMINARY FEASIBILITY IN FIRST HALF `97
-   PROTOTYPE/PILOT HEADS BY FALL `97


                                                                [READ-RITE LOGO]

                 ADVANCED MAGNETO-OPTICAL DEVELOPMENT PROJECT

-   LEVERAGES PLANAR AND WINCHESTER HEAD TECHNOLOGIES
-   TARGET DENSITY OF OVER 3Gb/SQ. IN.
-   AGREEMENTS WITH DEVELOPMENT PARTNERS IN PLACE
-   INITIAL HEAD PRODUCTION TARGETED FOR MID-1998

                        ELECTRONICS PACKAGING INITIATIVE

-   LICENSED TESSERA microBGA TECHNOLOGY (CHIPSCALE PACKAGING)
-   THIN FILM TECHNOLOGY ON FLEX CIRCUIT BASE
-   DEVELOPING PRODUCT AND PROCESS AT TESSERA
-   STRONG CUSTOMER INTEREST

                                                                [READ-RITE LOGO]

                                     SUMMARY

-   STRONG DEMAND FOR DISK DRIVES
-   VERY STRONG DEMAND FOR RECORDING HEADS
-   MERCHANT MARKET FOR HEADS GROWING FASTER THAN WORLDWIDE MARKET
-   REGAINING MARKET SHARE AND EXPANDING CUSTOMER BASE
-   WELL POSITIONED IN MR
-   ACCELERATING PLANS TO INCREASE CAPACITY
-   NEW BUSINESSES UNDER DEVELOPMENT


                                                                [READ-RITE LOGO]

                              READ-RITE CORPORATION

-   THE LARGEST INDEPENDENT SUPPLIER
-   BROADEST CUSTOMER BASE
-   STRONG PRESENCE IN JAPAN
-   MANUFACTURING INFRASTRUCTURE
-   SUBSTANTIAL INVESTMENTS IN TECHNOLOGY
-   MANAGEMENT DEPTH AND EXPERIENCE
-   STRONG BOARD OF DIRECTORS

    -    CONTINUE AS A STRONG INDEPENDENT COMPANY


                                                                [READ-RITE LOGO]

                                    READ-RITE

                                                                [READ-RITE LOGO]